UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 18, 2005

                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 000-19480                  58-1651222
(State or other jurisdiction                                 (IRS Employer
      of incorporation)        (Commission File No.)      Identification No.)


1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia           30004
        (Address of principal executive offices)               (Zip Code)


                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

        On January 18, 2005, Per-Se Technologies, Inc. ("Per-Se") issued a press release announcing an update of Per-Se's expectations for its results of operations for the quarterly period ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

     (c) Exhibit 99.1 - Press Release dated January 18, 2005, announcing an update of Per-Se's expectations for its results of operations for the quarterly period ended December 31, 2004.


                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 18, 2005


                                       PER-SE TECHNOLOGIES, INC.



                                       By: /s/ CHRIS E. PERKINS
                                           ----------------------------
                                            Chris E. Perkins
                                            Executive Vice President
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
  No.                                   Description
-------
 99.1 Press Release dated January 18, 2005, announcing an update of Per-Se's expectations for its results of operations for the quarterly period ended December 31, 2004.